                                                                            99.2

                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

               TELECOMMUNICATIONS TECHNIQUES CO., LLC, AS ISSUER
                   DYNATECH CORPORATION, AS PARENT GUARANTOR
                   9 3/4% SENIOR SUBORDINATED NOTES DUE 2008

  This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Telecommunications Techniques Co., LLC (the "Issuer" or the "Company") and Dynatech Corporation, (the "Parent Guarantor") made pursuant to
the Prospectus, dated September   , 1998 (the "Prospectus"), if certificates
for the outstanding 9 3/4% Senior Subordinated Notes Due 2008 of the Issuer (the "Existing Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach State Street Bank and Trust Company, as exchange agent (the "Exchange Agent") prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Existing Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus or the Letter of Transmittal.

       Delivery To: State Street Bank and Trust Company, Exchange Agent

                    By Mail:                           By Overnight Courier:
       State Street Bank and Trust Company      State Street Bank and Trust Company
                  P.O. Box 778                        Two International Place
           Boston, Massachusetts 02102              Boston, Massachusetts 02110
      Attention: Corporate Trust Department    Attention: Corporate Trust Department
                  Kellie Mullen                            Kellie Mullen

                    --------                                  --------

      By Hand: in New York (as Drop Agent)              By Hand: in Boston
    State Street Bank and Trust Company, N.A.   State Street Bank and Trust Company
             61 Broadway, 15th Floor                  Two International Place
             Corporate Trust Window                Fourth Floor, Corporate Trust
            New York, New York 10006                Boston, Massachusetts 02110

                             For Information Call:
                                (617) 664-5587

                           By Facsimile Transmission
                       (for Eligible Institutions only):
                                (617) 664-5314
                     Attention: Corporate Trust Department

                             Confirm by Telephone:
                                (617) 664-5314

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AT SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Existing Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

    Certificate Number(s)
    (if known) of Existing
       Notes or Account                                        Aggregate Principal
     Number at the Book-         Aggregate Principal             Amount Tendered
        Entry Facility           Amount Represented            (if less than all)*
----------------------------------------------------------------------------------
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
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ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE
DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES,
SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.
-------------------------------------------------------------------------------

                               PLEASE SIGN HERE

X _______________________________________     ________________________________


X _______________________________________     ________________________________
  Signature(s) of Owner(s)                    Date
  or Authorized Signatory

  Area Code and Telephone Number: _________

  Must be signed by the Holder(s) of Existing notes as their name(s) appear(s) on certificates for Existing Notes or on a security position listing, or by person(s) authorized to become registered Holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                     PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s): _____________________________________________________________________

Capacity: ____________________________________________________________________

Address(es): _________________________________________________________________


--------
* Unless otherwise indicated, the Holder will be deemed to have tendered the full aggregate principal amount represented by such existing notes.

                                   GUARANTEE
                   (Not to be used for signature guarantee)

  The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Existing Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Existing Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later, than three New York Stock Exchange trading days after the Expiration Date.

____________________________________      ____________________________________
            Name of Firm                          Authorized Signature


____________________________________      ____________________________________
               Address                                    Title


____________________________________      Name: ______________________________
              Zip Code                           (Please Type or Print)


Area Code and Tel. No. _____________      Dated: _____________________________

NOTE: DO NOT SEND CERTIFICATE FOR EXISTING NOTES WITH THIS FORM. CERTIFICATES
       FOR EXISTING NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

                INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

  1. Delivery of this Notice of Guaranteed Delivery. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and risk of the Holder and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered or certified mail properly insured, with return receipt requested, is recommended. In all cases sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedure, see Instruction 1 of the Letter of Transmittal.

  2. Signatures of this Notice of Guaranteed Delivery. If this Notice of Guaranteed Delivery is signed by the registered Holder(s) of the Existing Notes referred to herein, the signature must correspond with the name(s) written on the face of the Existing Notes without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of the book-entry transfer facility whose name appears on a security position listing as the owner of Existing Notes, the signature must correspond with the name shown on the security position listing as the owner of the Existing Notes.

  If this Notice of Guaranteed Delivery is signed by a person other than the registered Holder(s) of any Existing Notes listed or a participant of the book-entry transfer facility, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered Holder(s) appears on the Existing Notes or signed as the name of the participant shown on the book-entry transfer facility's security position listing.

  If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing.

  3. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.